SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2002

Wyndham International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:
(214) 863-1000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following Exhibits are filed herewith:

99.1
Statement Under Oath of Fred J. Kleisner, Principal Executive Officer of Wyndham International, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the Securities and Exchange Commission on August 13, 2002).

99.2
Statement Under Oath of Richard A. Smith, Principal Financial Officer of Wyndham International, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the Securities and Exchange Commission on August 13, 2002).

Item 9.    Regulation FD Disclosure.

Today, the principal executive officer and the principal financial officer of Wyndham International, Inc., a Delaware corporation (the “Company”), delivered their sworn statements to the Securities and Exchange Commission as required by SEC Order 4-460 (dated June 27, 2002). The sworn statements of Fred J. Kleisner, Chairman of the Board and Chief Executive Officer of the Company, and Richard A. Smith, Executive Vice President and Chief Financial Officer of the Company, are attached to this report as Exhibits 99.1 and 99.2, respectively.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/s/ RICHARD A. SMITH
Richard A. Smith, Executive Vice President and Chief Financial Officer

Date:  August 13, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1*
Statement Under Oath of Fred J. Kleisner, Principal Executive Officer of Wyndham International, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the Securities and Exchange Commission on August 13, 2002).

99.2*
Statement Under Oath of Richard A. Smith, Principal Financial Officer of Wyndham International, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the Securities and Exchange Commission on August 13, 2002).

*	Filed herewith.